UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

URGENT NOTICE
Shareholder Meeting Adjourned to November 28, 2011
Invesco Global Advantage Fund
Invesco Value Fund
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Invesco Funds referenced above. This meeting, which was originally scheduled for April 14, 2011, and adjourned several times, has been adjourned again to November 28, 2011 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.

Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet
Follow the simple instructions on your voting instruction form.

2. By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3. By Phone
Please call Computershare Fund Services toll-free at 1-866-438-4810. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

4. By Mail
Simply return your executed voting instruction form in the envelope provided.
Please take a moment and vote today! Thank you.

URGENT NOTICE
Shareholder Meeting Adjourned to November 28, 2011
Invesco Global Advantage Fund
Invesco Value Fund
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Special Meeting of Shareholders for the Invesco Funds referenced above. This meeting, which was originally scheduled for April 14, 2011, and adjourned several times, has been adjourned again to November 28, 2011 at 3:00 p.m. Central Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

To avoid adjournments and additional solicitation costs, your Board of Trustees is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal.

Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-959-4246.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.
For your convenience, please utilize any of the following methods to submit your vote:

1. By Internet
Follow the simple instructions on your voting instruction form.

2. By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3. By Mail
Simply return your executed voting instruction form in the envelope provided.
Please take a moment and vote today! Thank you.

URGENT NOTICE
SHAREHOLDER MEETING ADJOURNED TO NOVEMBER 28, 2011
October 20, 2011
Dear Shareholder:
Enclosed is a proxy card you can use to vote on the Invesco Fund mergers.
I realize that casting your vote may not be your priority for today, but the Invesco Funds listed in the enclosed notice really need your vote. So we’ve tried to make it quick and easy for you, and I’m asking you to cast your vote on the enclosed card or by following the instructions in the enclosed notice.
WHY WE NEED YOUR VOTE
We’ve had to adjourn previous shareholders meetings to merge the Invesco Funds because there wasn’t sufficient voting participation from shareholders to approve the proposals.
Without your vote we won’t be able to pass the proposal(s) to merge your fund(s) into the acquiring Invesco Funds.
We really need your vote as part of the process of integrating the Van Kampen/Morgan Stanley retail investment capabilities into the Invesco product line.
Please take a moment to vote today. YOUR VOTE COUNTS! See the enclosed card or notice on how to submit your vote.
If you have any questions or need more information, please call our proxy information line at 1-800-959-4246, or contact your financial representative. Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com.
Thank you,
Sincerely,
Mr. Philip Taylor
President and Principal Executive Officer of Invesco Funds
A5Tletter

Retail Proxy Voting Information

Account Access Retirement Plan Manager (RPM) Service Center Tax Center Retail Proxy Voting	Merger Funds

Proxy statements were mailed on or about January 28, 2011, to shareholders of record as of the close of business on January 14, 2011 for the Invesco Retail Funds. The purpose of the proxy statements, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.

The Shareholder Meeting was held on April 14, 2011, as scheduled and adjourned several times, and has been adjourned again to November 28, 2011 at 3:00 p.m. Central Time in order to solicit additional votes. The reconvened meeting will be held at the same location.

Although the shareholder meeting has been adjourned until November 28, 2011, you still have time to vote your fund’s shares. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.

Related Links

•   InFocus: Final Merger Ratios for Merging Invesco Dividend Growth Securities Fund (PDF) (7/18/11)
•   InFocus: Distributions Update for Invesco Dividend Growth Securities Fund (PDF) (7/14/11)
•   InFocus: Update Regarding Consolidation Proposals for Invesco Funds (PDF) (6/30/11)
•   Final Merger Ratios for Merging Invesco Fixed Income and Asset Allocation Funds (PDF) (6/7/11)
•   InFocus: Distributions Update for Merging Invesco Asset Allocation and Fixed Income Funds (PDF) (6/2/11)
•   Update on Invesco Prime Income Trust Shareholder Reorganization Vote (PDF) (5/28/11)
•   Final merger ratios for merging Invesco Equity and Balanced Funds (PDF) (5/23/11)
•   Distributions update for merging Invesco funds (PDF) (5/19/11)
•   Update on Remaining Consolidation Proposals for Invesco Funds (PDF) (5/12/11)
•   Final merger ratios for merging Invesco Variable Insurance Funds (PDF) (5/2/11)
•   Distributions Update for Merging Invesco Variable Insurance Funds (PDF) (4/27/11)
•   Update Regarding Consolidation Proposals for Invesco Funds (PDF) (4/15/22)
•   Distributions Payment Update for Invesco Funds (PDF) (4/14/11)
•   Shareholders Approve V.I. and Asset Allocation Fund Consolidations (PDF) (4/1/11)
•   Invesco Product Line Reorganization (PDF) (1/19/11)

Proxy Tool

Target Fund	CUSIP	Symbol	Acquiring Fund	CUSIP	Symbol

Please select a fund using the button above.
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.	By Telephone	Call toll-free 1.800.337.3503 to vote for the Invesco Retail Funds. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting for the Invesco Retail Funds will be held on November 28, 2011. Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.
If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 7:00 a.m. and 6:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.
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NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus.
All data provided by Invesco unless otherwise noted.
Invesco Distributors, Inc. is a U.S. distributor for retail mutual funds, exchange-traded funds, institutional money market funds and unit investment trusts. Van Kampen Funds Inc. is a sponsor of unit investment trusts. Both entities are wholly owned, indirect subsidiaries of Invesco Ltd.
Invesco Distributors, Inc. 06/2011
©2011 Invesco Ltd. All rights reserved.

Investor Home > Accounts & Services > Retail Proxy Voting	Tools:
Invesco Proxy Information by Fund

Account Access Retirement Plan Manager (RPM) Service Center Tax Center Retail Proxy Voting Closed-end Proxy Voting	Invesco Global Advantage Fund

   1.    Please read the proxy statement in full. (PDF)
   2.    Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
   3.    You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:

• Prospectus (PDF)
• Annual Report (PDF)
• Semiannual Report (PDF)

Invesco Technology Sector Fund

1. Please read the proxy statement in full. (PDF)
2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3. You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:

• Prospectus (PDF)
• Annual Report (PDF)

Invesco Value Fund

1. Please read the proxy statement in full. (PDF)
2. Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3. You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.

Additional fund materials:

• Prospectus (PDF)
• Annual Report (PDF)
• Semiannual Report (PDF)
Prospectuses   |   Help   |   Site Map   |   Terms of Use   |   Privacy   |   Legal Information   |   Business Continuity Plan
Follow Us:
Invesco Investment Services, Inc. 05/2011
©2011 Invesco Ltd. All rights reserved.

Thank you for calling Invesco.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 1.
OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which has been adjourned until 3:00 p.m. central time on November 28, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 5200]

Again thank you for calling Invesco.